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                                                                    Exhibit 99.2

        CERTIFICATION UNDER SECTION 906 of the SARBANES-OXLEY ACT OF 2002



I, James D. Constantine, Executive Vice President and Chief Financial and Administrative Officer of Factory Card & Party Outlet Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended August 3, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated: September 12, 2002                   /s/ James D. Constantine
                                            ------------------------------------
                                            James D. Constantine
                                            Executive Vice President and Chief
                                            Financial and Administrative Officer

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